CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Fox Chase Bancorp, Inc. of our report dated August 25, 2005, relating to the consolidated financial statements of Fox Chase Bank appearing in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 2, 2006.


                                        /s/ Beard Miller Company LLP

                                        Beard Miller Company LLP

Beard Miller Company LLP
Harrisburg, Pennsylvania
October 19, 2006